Pricing Supplement No. 12 Dated November 18, 1998
(To Prospectus dated November 6, 1997  File No. 333-29813:)
Filed Pursuant to:  Rule 424 (b) (3)





                                $600,000,000.00

                                 COMDISCO, INC.

                          Medium-Term Notes, Series G
              Due from 9 Months to 15 years From the Date of Issue


                                MEDIUM TERM NOTE
                                   FIXED RATE


Date of Issue:                          November 23, 1998

Maturity Date:                          November 23,  2000

Principal Amount:                       $25,000,000.00

Price to Public:                        100%

Interest Rate:                          6.27%

Interest Payment Dates:                 March 1 and Sept. 1


Form:    __X__ Book Entry                _____ Certificated

Optional Redemption Date:               N/A

Optional Repayment Date:                N/A

Agent's Discount or Commission:         $62,500.00

Cusip Number:                           20033R FR 5